Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

22. SUBSEQUENT EVENTS

Under the terms of the Armada Agreement (See Note 1.1), at the first closing, Wight was required to provide an aggregate total of $200 million, $50 million in Working Capital and $150 million in Construction Funding, to us by January 18, 2017. Wight did not provide the funding on January 18, 2017 and we gave Notice of Default and Request for Cure. Wight proposed to provide $50 million in Working Capital on or before February 15, 2017 and secure $150 million in Construction Funding on or before March 15, 2017. Wight failed to provide the $50 million in Working Capital as proposed by February 15, 2017.

On February 24, 2017, due to Wight’s nonperformance and nonpayment of $50 million for the First Financing, the Company decided to unwind Armada Financing. Pursuant to Armada Agreement, the termination of the Armada Agreement calls for the immediate return of the 100,000,000 shares of common stock issued by the Company to Wight. On February 27, 2017, the Company issued a notice of termination of contract to Wight.

On February 27, 2017, the Company issued a “Termination and Demand” letter to Wight which terminated the Agreement with Wight and Armada and demanded the return of the 100,000,000 shares of common stock.

On March 1, 2017, the 100,000,000 shares of the Company’s common stock were canceled and returned by Wight, and were subsequently returned to the Company’s treasury.

The Company reserves the right to pursue any further legal action with respect to Armada’s and Wight’s default under the Agreement.